                                                                     EXHIBIT 4.1

                            SEE REVERSE FOR LEGEND


NUMBER                                                                   SHARES

   COMMON STOCK                                   PAR VALUE $.01 PER SHARE

                            BILLING CONCEPTS CORP.
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                       CUSIP 090063 10 8
                                                       SEE REVERSE SIDE FOR
                                                       CERTAIN DEFINITIONS







THIS CERTIFIES THAT




is the registered holder of

              FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITH A
                          PAR VALUE OF $.01 PER SHARE,

in the Capital of the above named Company transferable on the books of the Company by the registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the terms, conditions and limitations of the Certificate of Incorporation and the Bylaws of the Company, as restated or amended, or as same may be restated or amended hereafter, to all of which the holder hereof by acceptance hereof agrees and assents.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.


IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile of its Corporate Seal.


                                   DATED


/s/ PARRIS H. HOLMES, JR.          COUNTERSIGNED AND REGISTERED
Chief Executive Officer            MONTREAL TRUST COMPANY OF CANADA VANCOUVER
                                   TRANSFER AGENT AND REGISTRAR


                              [SEAL]


/s/ AUDIE LONG                      By     SPECIMEN
Secretary                             ------------------------------------------
                                                 Authorized Officer


  The shares represented by this certificate are transferable at the offices of Montreal Trust Company of Canada, Vancouver, B.C.

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                             BILLING CONCEPTS CORP.


     Billing Concepts Corp. will furnish to the record holder of this certificate without charge on written request to such corporation at its principal place of business a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which such corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common      UNIF GIFT MIN ACT -      Custodian
 TEN ENT - as tenants by the                            ------         --------
           entireties                                   (Cust)          (Minor)
 JT TEN -  as joint tenants with                        under Uniform Gift to
           right of survivorship                        Minors
           and not as tenants                           Act
           in common                                       ------------------
                                                              (State)


   Additional abbreviations may also be used though not in the above list.


        For Value Received,         hereby sell, assign and transfer unto
                            --------

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
  [                                    ]

  ----------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


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  Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

  ----------------------------------------------------------------------------
  Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

  Dated
       ---------------------------------

                                   -------------------------------------------


                                   --------------------------------------------
                                   NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT
                                           MUST CORRESPOND WITH THE NAME(S) AS
                                           WRITTEN UPON THE FACE OF THE
                                           CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT
                                           OR ANY CHANGE WHATEVER.


  Signature(s) must be guaranteed by a commercial Bank or Trust Company or a member firm of a major stock exchange.


THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN AN AGREEMENT BETWEEN BILLING CONCEPTS CORP. FORMERLY KNOWN AS BILLING INFORMATION CONCEPTS CORP., AND U.S. TRUST COMPANY OF TEXAS, N.A., AS RIGHTS AGENT, DATED AS OF JULY 10, 1996, AND AS AMENDED FROM TIME TO TIME (THE "AGREEMENT"), THE TERMS OF WHICH ARE INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF U.S. TRUST COMPANY OF TEXAS, N.A. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE AGREEMENT, SUCH RIGHTS WILL BE EVIDENCED BY SEPARATE CERTIFICATES AND WILL NO LONGER BE EVIDENCED BY THIS CERTIFICATE. U.S. TRUST COMPANY OF TEXAS, N.A. WILL MAIL TO THE HOLDER OF THIS CERTIFICATE A COPY OF THE AGREEMENT WITHOUT CHARGE PROMPTLY AFTER RECEIPT BY IT OF A WRITTEN REQUEST THEREFOR, RIGHTS ISSUED TO OR BENEFICIALLY OWNED BY A PERSON WHO IS OR BECOMES AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF SUCH ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE AGREEMENT) OR, UNDER CERTAIN CIRCUMSTANCES, TRANSFEREES THEREOF WILL BECOME VOID AS PROVIDED IN SECTION 11(A)(ii) OF THE AGREEMENT AND THEREAFTER MAY NOT BE TRANSFERRED TO ANY PERSON.